NET INCOME(LOSS) PER SHARE	12 Months Ended
Dec. 31, 2022
NET INCOME(LOSS) PER SHARE
NET INCOME (LOSS) PER SHARE

11.          NET INCOME (LOSS) PER SHARE

On November 30, 2022, with the approval of shareholder meeting, the Company consolidated every forty of the authorized (whether issued or unissued) shares of each class of par value of US$0.001 each in the capital of the Company into one share of the same class of par value of US$0.04 each (the “Share Consolidation”).

Following and as a result of the Share Consolidation, the authorized share capital of the Company will be US$1,000,000 divided into 22,500,000 ordinary shares of a nominal or par value of US$0.04 each and 2,500,000 preferred shares of a nominal or par value of US$0.04 each.

Upon the Share Consolidation, the ratio of its American Depositary Receipts representing ordinary shares (“ADS”) of the Company will be amended from one ADS representing ten (10) ordinary shares of the Company to one (1) ADS representing one (1) ordinary share of the Company.

All share and per share data as of December 31, 2020, 2021 and 2022 and for the years ended December 31, 2020, 2021 and 2022 are presented on a retroactive basis.

The calculation of the net income (loss) per share is as follows:

	For the years ended December 31,
	2020	2021	2022

Numerator:
Net income (loss) attributable to AirNet Technology Inc.’s ordinary shareholders	$7,527	$(17,335)	$(13,335)

Denominator:
Weighted average ordinary shares outstanding used in computing net (loss) income per ordinary share
Basic and diluted (i)	3,144,890	4,390,703	7,803,348
Weighted average shares used in calculating (loss) income per ADS
Basic and diluted	3,144,890	4,390,703	7,803,348

Net income (loss) per ordinary share
Basic and diluted	$2.39	$(3.95)	$(1.71)

Net income (loss) per ADS (ii)
Basic and diluted	$2.39	$(3.95)	$(1.71)